STOCK PURCHASE AGREEMENT



                               BY AND AMONG


                               BERT HAMILTON
                         HAMILTON DRILL TECH INC.

                                   AND

                        OMNI ENERGY SERVICES CORP.





                                MAY 13, 1998

                              TABLE OF CONTENTS

ARTICLE I    SALE AND PURCHASE OF SHARES 1
     SECTION 1.01 SALE OF SHARES. 1
     SECTION 1.02 CONSIDERATION: PURCHASE PRICE. 1
     SECTION 1.03 DIRECTORS AND OFFICERS. 1
     SECTION 1.04 EMPLOYMENT AND NON-COMPETITION AGREEMENT. 1

ARTICLE II   THE CLOSING 2
     SECTION 2.01 TIME AND PLACE. 2
     SECTION 2.02 THE COMPANY'S AND SHAREHOLDER'S DELIVERIES. 2
     SECTION 2.03 PURCHASER'S DELIVERIES. 2
     SECTION 2.04 DELIVERY OF DOCUMENTS BY ALL PARTIES. 2

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF COMPANY
     AND SHAREHOLDER ...........................................3
     SECTION 3.01  CORPORATE EXISTENCE. 3
     SECTION 3.02  CORPORATE POWER AND AUTHORITY. 3
     SECTION 3.03  NO CONFLICT. 3
     SECTION 3.04  CAPITALIZATION. 3
     SECTION 3.05  SHAREHOLDER RESIDENCY 4
     SECTION 3.06  CORPORATE RECORDS 4
     SECTION 3.07  CONSENTS. 4
     SECTION 3.08  TITLE TO ASSETS; LIENS. 4
     SECTION 3.09  LEASES AND IMMOVABLE PROPERTY. 4
     SECTION 3.10  CONTRACTS. 4
     SECTION 3.11  EMPLOYEE MATTERS. 4
     SECTION 3.12  ABSENCE OF CERTAIN CHANGES. 5
     SECTION 3.13  ABSENCE OF CERTAIN CHANGES OR EVENTS. 5
     SECTION 3.14  PROPRIETARY RIGHTS. 6
     SECTION 3.15  COMPLIANCE WITH LAWS; LICENSES AND PERMITS. 7
     SECTION 3.16  RELATIONSHIP WITH SUPPLIERS AND CUSTOMERS. 7
     SECTION 3.17  TAXES. 7
     SECTION  3.18   CONCERNING  JOINT,  SEVERAL AND IN SOLIDO LIABILITY OF
          COMPANY AND THE SHAREHOLDER...........................7
     SECTION 3.19  ERISA. 8
     SECTION 3.20  LEGAL PROCEEDINGS. 9
     SECTION 3.21  ENVIRONMENTAL. 9
     SECTION 3.22  DISCLOSURE AND RELIANCE. 10

ARTICLE IV   REPRESENTATIONS AND WARRANTIESOF PURCHASER 11
     SECTION 4.01  CORPORATE EXISTENCE. 11
     SECTION 4.02  CORPORATE POWER AND AUTHORITY. 11
     SECTION 4.03  ABSENCE OF BREACH. 11
     SECTION 4.04  CONSENTS. 12

ARTICLE V    LIABILITY AND INDEMNIFICATION 12
     SECTION 5.01 NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES 12
     SECTION 5.02 INDEMNIFICATION BY THE SHAREHOLDER AND COMPANY 12
     SECTION 5.03 INDEMNIFICATION BY PURCHASER 12
     SECTION 5.04 CONDITIONS OF INDEMNIFICATION 13
     SECTION 5.05 LIMITATIONS ON LIABILITY 14

ARTICLE VI   MISCELLANEOUS 14
     SECTION 6.01 NOTICES 14
     SECTION 6.02 COST AND EXPENSES. 15
     SECTION 6.03 FURTHER ASSURANCES 15
     SECTION 6.04 RESIGNATION 15
     SECTION 6.05 GOVERNING LAW. 15
     SECTION 6.06 ENTIRE AGREEMENT. 15
     SECTION 6.07 AMENDMENT. 15
     SECTION 6.08 PARTIES IN INTEREST. 15
     SECTION 6.09 COUNTERPARTS. 15

                     STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT (this "AGREEMENT") is executed as of May 13, 1998, by and among HAMILTON DRILL TECH INC., a Canadian corporation, formerly known as 686593 ALBERTA LTD. ("COMPANY"), BERT HAMILTON, the sole shareholder ("SHAREHOLDER") of Company, and OMNI ENERGY SERVICES CORP. ("PURCHASER") and the transactions contemplated hereby shall be effective for accounting purposes as of May 1, 1998 the ("EFFECTIVE DATE").

                       W I T N E S S E T H :

     WHEREAS, Shareholder owns 100% of the issued and outstanding shares of capital stock of Hamilton, all such shares of capital stock of Hamilton owned by Shareholder being described on EXHIBIT "A" attached hereto and made a part hereof (collectively, the "SHARES");

     WHEREAS, Shareholder desires to sell, and Purchaser desires to purchase, all of the Shares, subject to the terms and conditions of this Agreement;

     WHEREAS, the board of directors of Purchaser has approved the acquisition of all of the Shares;

     WHEREAS, Company owns a seismic support business (the "BUSINESS"); and

     NOW, THEREFORE, in reliance upon the representations and warranties made herein and in consideration of the mutual agreements herein contained, the parties agree as follows:

                             ARTICLE I
                    SALE AND PURCHASE OF SHARES

     SECTION 1.s SALE OF SHARES. Subject to the terms and conditions set forth in this Agreement, including, without limitation, the conditions set forth in Section 2.02 hereof, Shareholder hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Shareholder all of the Shares (the "STOCK PURCHASE").

     SECTION 2.s CONSIDERATION: PURCHASE PRICE. Upon the terms and subject to the conditions contained in this Agreement, in consideration of and payment for the Shares, Purchaser shall pay to Shareholder, in cash at the Closing (as defined in Section 2.01 hereof) EIGHT HUNDRED SIXTY-SEVEN THOUSAND EIGHT HUNDRED SEVENTY AND NO/100 DOLLARS (U.S.$867,870.00) (the "PURCHASE PRICE").

     SECTION 3.s DIRECTORS AND OFFICERS. At the Closing, all officers and directors of Company shall tender their resignations to Purchaser.

     SECTION 4.s EMPLOYMENT AND NON-COMPETITION AGREEMENT. At the Closing, Purchaser shall enter into (i) an Employment and Non-Competition Agreement with Bert Hamilton, as set forth on EXHIBIT "B" attached hereto, (ii) an Employment and Non-Competition Agreement with Leonard Lickfold as set forth on EXHIBIT "C" attached hereto; and (iii) an Employment and Non-Competition Agreement with Georgina Matheson as set forth on EXHIBIT "D" attached hereto (the "EMPLOYMENT AGREEMENTS").


                            ARTICLE II
                            THE CLOSING

     SECTION 1.s TIME AND PLACE. Upon the terms and subject to the conditions set forth in this Agreement, the closing of the purchase and sale of the Shares (the "CLOSING") will take place at 8:00 a.m. on the date hereof at the offices of Carscallen Lockwood Cormie located at #1500, 407-2nd Street S.W., Calgary, Alberta, Canada T2P2Y3, (the "CLOSING DATE").

     SECTION  2.s  THE  COMPANY'S  AND SHAREHOLDER'S DELIVERIES.    At  the
Closing, Shareholder shall deliver to Purchaser the following items:

     (a) certificates representing the Shares which shall be endorsed in blank;

     (b) certified resolutions of Company approving the Stock Purchase and other transactions contemplated by this Agreement to which Purchaser is a party;

     (c)  all resignation letters required by Section 1.03 hereof;

     (d) a certificate of good standing for Company issued by Province of Alberta;

     (e)  articles of incorporation and bylaws for Company; and

     (f)  receipt for the purchase price received.

     SECTION 3.s PURCHASER'S DELIVERIES. Upon execution of this Agreement by all parties hereto, Purchaser shall pay Shareholder the Purchase Price in cash by wire transfer to an account as designated by Shareholder.

     SECTION 4.s DELIVERY OF DOCUMENTS BY ALL PARTIES.  At the Closing, all
parties   to  this  Agreement  shall  execute  and  deliver  the  following documents:

     (a) Bert Hamilton's Employment and Non-Competition Agreement with Purchaser as set forth on EXHIBIT "B" attached hereto;

     (b) Leonard Lickfold's Employment and Non-Competition Agreement with Purchaser as set forth on EXHIBIT "C" attached hereto; and

     (c) Georgina Matheson's Employment and Non-Competition Agreement with Purchaser as set forth on EXHIBIT "D" attached hereto.


                            ARTICLE III
     REPRESENTATIONS AND WARRANTIES OF COMPANY AND SHAREHOLDER

     Company and the Shareholder hereby represent and warrant to Purchaser that as of the Closing Date:

     SECTION 1.s CORPORATE EXISTENCE. Company is a corporation duly organized, validly existing and in good standing under the laws of the Province of Alberta, Canada. Company has all requisite corporate power to carry on the Business, as it is now being conducted, and to own and operate its assets and properties, and is duly qualified to transact business and is in good standing in each jurisdiction where the ownership of its assets and properties or the conduct of the Business requires such qualification.

     SECTION 2.s CORPORATE POWER AND AUTHORITY. Company has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby. All corporate action necessary to authorize the execution, delivery and performance of this Agreement by Company has been duly taken and this Agreement has been duly executed and delivered by Company. This Agreement is a good, valid and binding obligation of Company and Shareholder, enforceable against Company and Shareholder in accordance with its terms (except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally).

     SECTION 3.s NO CONFLICT. The execution and delivery of this Agreement by Company and Shareholder, the compliance by Company and Shareholder with the terms and conditions hereof and the consummation by Company and Shareholder of the transactions contemplated hereby will not
(a) result in or constitute a default, breach, or violation of any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Company, (b) violate any provision of, any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to Company or Shareholder, or any governmental permit or license issued to Company, or (c) conflict with, result in a breach of, constitute a default or event of default (whether by notice or the lapse of time or both) under or accelerate or permit the acceleration of the performance required by Company, under any material indenture, mortgage, lien, agreement or instrument to which Company is a party or by which Company or any of its assets or properties may be bound.

     SECTION 4.s CAPITALIZATION. The Shares constitute 100% of the issued and outstanding capital stock of Company, and there is no unanimous shareholders agreement in place. Shareholder owns the Shares free and clear of all security interests, pledges, liens, claims, encumbrances, equities, voting trusts and agreements, proxies and limitations or restrictions on the transfer thereof whatsoever. The Shares have been duly authorized and validly issued and are fully paid and non-assessable. There exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, Company common stock. No shares of Company common stock have been issued or disposed of in violation of the preemptive rights of any of Company's present or former shareholders.

     SECTION 5.s SHAREHOLDER RESIDENCY. The Shareholder is a resident of Canada for the purpose of the Income Tax Act [Canada].

     SECTION 6.s CORPORATE RECORDS. Correct and complete copies of Company's articles of incorporation (and all amendments thereto) and bylaws as amended and in effect as of the date hereof, will be delivered to Purchaser pursuant to Section 2.02. Company's minute books, copies of which have been made available to Purchaser, contain accurate minutes of all formally noticed meetings of, and written consents to all actions taken without meetings by, the boards of directors (and any committees thereof) and shareholders of Company since their respective formations.

     SECTION 7.s CONSENTS. No authorization, consent, approval, permit or license of or filing with any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize the execution, delivery and performance of this Agreement on the part of Shareholder or the Company, other than those which have been obtained.

     SECTION 8.s TITLE TO ASSETS; LIENS. Company has good and indefeasible title to all assets and properties that it purports to own in each case subject to no security interest, pledge, lien, lease, encumbrance or charge other than: (a) liens for taxes not yet due and payable, (b) liens that secure debt that is reflected on Company's Financial Statements previously delivered to Purchaser, and (c) servitudes, easements, encroachments, rights-of-way, restrictions, covenants, and similar inchoate encumbrances which do not affect the current use of such assets. The assets and properties owned or leased by Company as of the date of Closing are the only assets necessary for the conduct of the business of Company, as presently conducted.

     SECTION  9.s   LEASES  AND IMMOVABLE  PROPERTY.   Attached  hereto  as
SCHEDULE 3.09 is a list of each lease pursuant to which Company is the lessee with respect to each parcel of immovable property leased by it (collectively, "LEASED PROPERTY"). Company possesses and occupies all of the Leased Property. Company does not own any immovable property. All improvements (including all buildings, or portions thereof, and all fixtures) on any of the Leased Property are in good repair and operating condition, normal wear and tear and required maintenance (which has heretofore been regularly performed) excepted, and are suitable and fit for the purposes for which they are currently being used. The use and occupation of the Leased Property and the improvements thereon by Company comply in all material respects with all Legal Requirements, zoning regulations and building codes.

     SECTION 10.s CONTRACTS. Schedule 3.10 describes all contracts or commitments of Company and/or Shareholder that are material to the operation of the Business or the ownership, use or operation of Company's assets and properties (including without limitation, mortgages, indentures, loan agreements, long-term supply contracts and open contracts).

     SECTION 11.s EMPLOYEE MATTERS. None of the employees of Company is a member of or represented by any labor union; Company nor any of its employees are subject to any collective bargaining agreement; no petition for certification or union election is pending with respect to any of Company's employees; and, to Company's knowledge, there are no attempts of any kind being made to organize any of such employees. Within one year prior to the Closing Date, Company had no more than 15 employees at any one time.

     SECTION 12.s ABSENCE OF CERTAIN CHANGES. Since December 31, 1997, Company has conducted the Business only in the ordinary course and there has been no material adverse changes in the business, operations or financial condition of the Company or to the assets.

     SECTION  13.s   ABSENCE  OF  CERTAIN  CHANGES  OR  EVENTS.   Except as
expressly contemplated by this Agreement, since December 31, 1997, Company has not:

          (a) made any change in its authorized capital or outstanding securities or redeemed, purchased or otherwise acquired, or agreed to redeem, purchase or otherwise acquire, or issued, sold or delivered, or agreed to issue, sell or deliver, any capital stock or other securities (whether authorized and unissued or held in the treasury) or rights to acquire such capital stock or other securities;

          (b) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever in respect of its capital stock;

          (c) borrowed or agreed to borrow any funds or incurred, or become subject to, any obligation or liability (absolute or contingent), except obligations and liabilities incurred in the ordinary course of business;

          (d) paid any obligation or liability (absolute or contingent) other than current liabilities then due and owing and paid in the ordinary course of business;

          (e) except as occurred in the ordinary course of business and consistent with the past practices of Company sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of, or acquired, or agreed to acquire, any assets, properties or rights;

          (f) mortgaged, pledged or otherwise subjected, or agreed to mortgage, pledge or otherwise subject, any of its assets to any lien, charge or other encumbrance, or agreed to do so;

          (g) entered or agreed to enter into any agreement or arrangement granting any preferential rights to purchase any of its assets, properties or rights (including management and control thereof), or requiring the consent of any party to the transfer and assignment of any of such assets, properties or rights (including management and control thereof);

          (h) written up or written down the carrying value of any of its assets;

          (i) changed the job costing system or depreciation methods of accounting for its assets;

          (j) other than in the ordinary course of business, made or permitted any amendment or termination of any contract, agreement or license to which it is a party or by which it or its assets or properties are subject, or forgiven or canceled any debts or claims or released or waived any rights or claims;

          (k) entered into any employment, compensation or consulting agreement that is not terminable by Company as the case may be, at will at any time, or collective bargaining agreement with any person or group, or modified or amended the terms of any such existing agreement;

          (l) other than in the ordinary course of business, increased or agreed to increase the rate of compensation payable to become payable by Company or to any of its officers, directors or employees or adopted any new, or made any amendment in any existing, profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement or other employee benefit plan;

          (m) experienced any labor trouble or lost or terminated any key employees, or material customers or suppliers;

          (n) received any citation for any violations of any material Legal Requirement including, without limitation, The Occupational Health and Safety Act (Alberta) or any rules or regulations promulgated thereunder;

          (o) suffered any material adverse change in its financial condition, prospects, assets, liability or business or suffered any material damages, destruction or losses (whether or not covered by insurance);

          (p) entered into any other commitment or transaction or experienced any other event that has materially and adversely affected, or is likely to materially and adversely affect, the business, operations, prospects, assets, liabilities or financial condition of Company, considered on consolidated basis; or

          (q) defaulted under any insurance coverage, failed to give any notice or present any claim under such coverage in a timely fashion or in the manner or detail required by the policy or binder. Futhermore, Company has no outstanding unpaid premiums with respect to any insurance held by the Company and has not received any notice of cancellation or non-renewal with respect to, or disallowance of any claim under any such coverage.

     SECTION 14.p PROPRIETARY RIGHTS. SCHEDULE 3.13 identifies all patents, inventions, research, trademarks, trade names, copyrights, service marks, royalty rights or design rights used now or within the last year by Company in the operation of the Business or ownership, use or operation of its assets and properties. Except as set forth on SCHEDULE 3.13, (a) Company is not bound by or a party to any options, licenses or agreements of any kind with respect to patents, trademarks, service marks, copyrights and pending applications therefor relating to the Business or the ownership, use or operation of its assets and properties and (b) there are no claims or suits pending or, to Shareholder's knowledge, threatened against Company claiming an infringement by Company of any patents, copyrights, licenses, trademarks, service marks or trade names of others in connection with the Business or the ownership, use or operation of its assets or properties.

     SECTION 15.p COMPLIANCE WITH LAWS; LICENSES AND PERMITS. Company is in compliance, in all material respects, with all applicable laws, regulations, orders, judgments, ordinances or decrees of any federal, provincial, state or local court or any governmental authority. Company has not received any notices or orders, nor to its knowledge have any notices or orders been issued or threatened, relating to any violation by Company of any law, ordinance, regulation or requirement that would have a material adverse effect on the Business or the ownership, use or operation of its assets and properties. Company has no knowledge of any condition, state of facts or the occurrence of any event that might reasonably form the basis for any claim of liabilities or litigation against the Company.

     SECTION 16.p  RELATIONSHIP WITH SUPPLIERS AND CUSTOMERS.   Company has
not received notice of any intention to terminate or materially modify any relationship with its suppliers or customers.

     SECTION 17.p TAXES. All foreign, federal, state, province, parish and local tax returns and reports required to be filed by Company in connection with the operations of the Business or the ownership, use or operation of its assets and properties have been filed within the time period and in the manner prescribed by law. Shareholder has no reason to believe that any such returns and reports filed for the five preceding calendar years do not reflect accurately all liability for taxes required to be paid in connection with the operations of the Business or the ownership, use or operation of the Company's assets and properties for the periods covered thereby. All taxes and assessments (including interest and penalties) owed in connection with the operations of the Business or the ownership, use or operation of the Company's assets and properties have been paid in full or appropriate provision for payment has been made through the date hereof, including, without limitation, any Workers' Compensation Board tax or payment and all estimated corporate income tax payments due and payable through the date hereof. Neither Shareholder nor Company currently has any outstanding tax liability under the law of any jurisdiction that would subject Purchaser or the Company's assets and properties to the liability or withholding requirements of such jurisdiction's law. To the knowledge of Shareholder there is no pending examination or proceeding by any authority or agency with respect to the Business or use, operation or ownership of the Company's assets and properties relating to the assessment or collection of any taxes.

     SECTION 18.p CONCERNING JOINT, SEVERAL AND IN SOLIDO LIABILITY OF COMPANY AND THE SHAREHOLDER.

     (a) Company and Shareholder are accepting joint, several and in solido liability hereunder in consideration of the Purchase Price and other obligations undertaken by Purchaser under this Agreement, for the mutual benefit, directly and indirectly, of Company and Shareholder and in consideration of the undertakings of Shareholder to accept joint, several and in solido liability for the obligations of each of them.

     (b) Company and Shareholder jointly, severally and solidarily hereby irrevocably and unconditionally accept, as a co-obligor, joint, several and solidary liability with the other with respect to the payment and performance of all of the obligations arising under this Agreement, it being the intention of the parties hereto that all the obligations shall be the joint, several and solidary obligations of each of the Company and Shareholder without preferences or distinction among them.

     (c) If and to the extent that Company or Shareholder shall fail to make any payment with respect to any of the obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof, then in each such event, Company and/or Shareholder will make such payment with respect to, or perform, such obligation.

     (d) The obligations of Company and Shareholder under the provisions of Section 3.8 constitute full recourse obligations of such party, enforceable against such party to the full extent of such party's properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

     (e) Company and Shareholder hereby waive notice of acceptance of its joint, several and solidary liability, notice of occurrence of any breach of this Agreement, or of any demand for any payment or performance under this Agreement, notice of any action at any time taken or omitted by Purchaser under or in respect of any of the obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement. Company and Shareholder hereby assent to, and waive notice of, any extension or postponement of the time for the payment or performance of any of the obligations hereunder, the acceptance of any partial payment or performance thereon, any waiver, consent or other action or acquiescence by Purchaser at any time or times in respect of any default by Company and/or Shareholder in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Purchaser in respect of any of the obligations hereunder. Without limiting the generality of the foregoing, Company and Shareholder assent to any other action or delay in acting or failure to act on the part of Purchaser, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of Section 3.8 afford grounds for terminating, discharging or relieving such party, in whole or in part, from any of its obligations under Section 3.8 it being the intention of Company and Shareholder that, so long as any of the obligations hereunder remain unsatisfied, the obligations of such party under Section 3.8 shall not be discharged except by performance and then only to the extent of such performance. The obligations of Company and Shareholder under Section 3.8 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to Company or Shareholder. The joint, several and solidary liability of the Company and Shareholder hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of Company.

     SECTION 19.p ERISA. Company has never maintained or become obligated to contribute to any plan or arrangement as defined in Section 3.3 of ERISA, that (a) is subject to Title IV of ERISA, (b) is maintained, administered or contributed to by Company and (c) covers any employee or former employee of Company. Company has not within the last five years engaged in, nor is Company a successor to an entity that has engaged in, a transaction described in Section 4069 of ERISA.

     SECTION 20.p LEGAL PROCEEDINGS. There are no actions, suits, or proceedings pending, or threatened investigations, against or affecting Company or Shareholder, or the use, ownership or operation of the Company's assets or properties, or the Business at law or in equity, by or before any governmental authority, which action, suit, investigation or proceeding, if resolved against Company or Shareholder is reasonably likely to have a material adverse effect on the use, ownership or operation of its assets or properties, the Business, including, without limitation, (i) unfair labor practice charges or complaints alleging violations of the National Labor Relations Act or any similar state law or regulation, (ii) charges of discrimination before the Equal Employment Opportunity Commission or any state or local government agency responsible for the enforcement of state or local anti-discrimination laws, (iii) claims before the United States Department of Labor or before any local government agency responsible for the enforcement of similar state or local laws alleging violations of the Fair Labor Standards Act or any state or local laws covering such matters,
(iv) claims before the United States Department of Labor or any other federal agency or before any state or local government agency responsible for the enforcement of state or local laws alleging violations of any occupational safety and health laws, or Environmental Laws (as defined in
Section 3.21 hereof) or any state or local law covering such matters, and circumstances which would reasonably give rise to claims under the Employment Standards Code (Alberta), the Labour Relations Code (Alberta), and the Alberta Human Rights, Citizenship and Multiculturalism Act. There are no outstanding unsatisfied judgments, decrees, consent orders or other orders of any governmental authority against or affecting the use, ownership or operation of its assets or properties, or the Business. No action or proceeding has been instituted or threatened against Company or Shareholder before any governmental authority by any Person seeking to restrain or prohibit the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or thereby. The Company has paid all Employment Insurance and Canada Pension Plan premiums and is not in default in paying such premiums.

     SECTION 21.p  ENVIRONMENTAL.

     (a) "Environmental Laws" means any federal, state, provincial, local or foreign environmental law, ordinance, criterion guideline or regulation, which include but are not limited to: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601-9675, as amended by the Superfund Amendments and Reauthorization Act of 1986; (ii) the Federal Insecticide, Fungicide, and Rodenticide Act, as amended; (iii) the Resource Conservation and Recovery Act, as amended; (iv) the Toxic Substances Control Act, as amended; (v) the Hazardous Material Transportation and Uniform Safety Act; (vi) the Clean Air Act, as amended;
(vii) the Federal Water Pollution Control Act, as amended; (viii) the Oil Pollution Act of 1990, as amended; (ix) the Louisiana Environmental Quality Act; and (x) the Alberta Environmental Protection and Enhancement Act. "Hazardous substances," "hazardous wastes," and "toxic substances" includes materials defined as "hazardous substances," "extremely hazardous substances," "hazardous wastes," "hazardous constituents," "hazardous materials," "petroleum," "chemical substances," "pollutants," "contaminants," "solid waste" or "toxic substances" in the Environmental Laws.

     (b) Company, and to the best of the Company's knowledge, parties operating on behalf of the Company have (i) obtained all necessary licenses, permits and other authorizations and approvals required under the Environmental Laws, and (ii) complied with all Environmental Laws concerning (a) emissions, discharges, releases or threatened release of toxic or hazardous substances or wastes into the environment; (b) generation, use, collection, treatment, storage, transportation, processing, distribution, recover, removal, discharge, disposal or handling of toxic or hazardous substances or wastes; and (c) record-keeping, maintenance, testing, inspection, notification and reporting requirements with respect to toxic or hazardous substances or wastes. Company has not filed any notice under any Environmental Law indicating past or present on-site treatment, storage or disposal of toxic or hazardous substances or wastes or reporting a spill or release of toxic or hazardous substances or wastes into the environment. The Company and to the best of the Company's knowledge, parties operating on behalf of the Company, are in compliance with all Environmental Laws.

     (c) Company is not, nor has it been, subject to any civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation, nor is any such action, proceeding pending or threatened against Company pursuant to any Environmental Law. Company has no knowledge of, nor has Company received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance or continued compliance with any Environmental Law or which may give rise to any common law or legal liability or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation under any Environmental Law. There are no facts or circumstances that would form the basis of a claim, citation or allegation against Company for a violation of, or alleging liability under, any Environmental Law.

     (d) There are not, and have not been, any underground tanks of any type (including tanks storing gasoline, diesel fuel, oil or other petroleum products) or disposal sites for toxic or hazardous substances or wastes located on or under any of the real property leased or operated by Company.

     (e) Company has not, nor has any person engaged by Company, treated, used, generated or manufactured any hazardous substances or wastes. Company has not engaged any person to handle, transport, treat store or dispose of hazardous substances or wastes on its behalf, and disposal transportation, treating, storage or handling by the Company of hazardous substances and wastes has been in compliance with all Environmental Laws.

     (f) The written data and information disclosed or reported pursuant to the Environmental Laws by Company does not contain any untrue statement of a material fact or fail to state any material fact necessary to make any such disclosure or reporting not misleading.

     SECTION 22.p DISCLOSURE AND RELIANCE. None of the information, documents, certificates or instruments furnished by Company to Purchaser or any of its representatives in connection with this Agreement are false or misleading in any material respect or contain any material misstatement of fact or omit to state any material facts required to be stated to make the statements therein not misleading. The representations and warranties made herein are made by Shareholder with the knowledge and expectation that Purchaser is placing reliance thereon. To the extent that any portion of the representations or warranties made herein were made to Shareholder's knowledge, Shareholder represents that they have made due and reasonable inquiry with respect thereto. Purchaser acknowledges and affirms that it has had access to such of the books, records, and other materials and information regarding the Company and the Business and the Assets, deemed necessary by Purchaser to evaluate the merits and risks of the transactions contemplated by this Agreement and acknowledges that it has relied solely on the representations, warranties and covenants contained in this Agreement and the Schedules and its own investigation in entering into this Agreement.


                            ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES
                           OF PURCHASER

     Purchaser represents and warrants to Shareholder that:

     SECTION 1.p CORPORATE EXISTENCE. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana with full corporate power to carry on its business as now being conducted and is duly qualified to transact business and is in good standing in each jurisdiction where the ownership of its assets and properties or the conduct of its business requires such qualification and the failure to be so qualified would have a material adverse effect on Purchaser.

     SECTION 2.p CORPORATE POWER AND AUTHORITY. Purchaser has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby. All corporate action necessary to authorize the execution, delivery and performance of this Agreement by Purchaser has been taken, or, prior to Closing, will have been taken, and this Agreement has been duly executed and delivered by Purchaser. This Agreement is a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms (except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally).

     SECTION 3.p ABSENCE OF BREACH. The execution and delivery of this Agreement by Purchaser, the compliance by Purchaser with the terms and conditions hereof and the consummation by Purchaser of the transactions contemplated hereby will not (a) result in or constitute a default, breach, or violation of any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of Purchaser, (b) to Purchaser's knowledge, violate any provision of, any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to, or any governmental permit or license issued to, Purchaser, or (c) conflict with, result in a breach of, constitute a default or event of default (whether by notice or the lapse of time or both) under or accelerate or permit the acceleration of the performance required by, any material indenture, mortgage, lien, lease, agreement or instrument to which Purchaser is a party or by which Purchaser may be bound.

     SECTION 4.p CONSENTS. No authorization, consent, approval, permit or license of or filing with any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize the execution, delivery and performance of this Agreement on the part of Purchaser.

                             ARTICLE V
                   LIABILITY AND INDEMNIFICATION

     SECTION 1.p NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in Articles III and IV of this Agreement shall survive the Closing Date. The liability of any party to indemnify any other party pursuant to this Article V shall be limited to claims as to which notice has been given to the indemnifying party on or prior to the fifth anniversary of the Closing Date, whether or not any damages have been actually been sustained as of such date.

     SECTION 2.p INDEMNIFICATION BY THE SHAREHOLDER AND COMPANY. The Shareholder and Company bind themselves IN SOLIDO to protect, indemnify and hold harmless Purchaser and its respective shareholders, officers, directors, agents, attorneys and affiliated parties, and their respective legal representatives, successors and assigns, from and against any demand, claim, action, cause of action, suit, proceeding, investigation, liability, obligation, judgment, loss, damage, cost or expense (including, without limitation, reasonable attorneys' fees) as they are incurred or suffered by any of them and caused by or arising out of:

          (a) any breach or default in the performance by Shareholder of any covenant or agreement of the Shareholder contained in this Agreement, or any agreement attached hereto as an exhibit;

          (b) any breach of any representation or warranty made by Shareholder in Article III of this Agreement, or in any agreement attached hereto as an exhibit; or

          (c) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing.

     SECTION 3.c INDEMNIFICATION BY PURCHASER. Purchaser binds itself to protect, indemnify and hold harmless the Shareholder and his respective heirs, beneficiaries, legal representatives, successors, assigns and affiliated persons, from and against any demand, claim, action, cause of action, suit, proceeding, investigation, liability, obligation, judgment, loss, damage, cost or expense (including, without limitation, reasonable attorneys' fees) as they are incurred or suffered by any such indemnified person and caused by or arising out of:

          (a) any breach or default in the performance by Purchaser of any covenant or agreement of Purchaser contained in this Agreement, or any agreement attached hereto as an exhibit;

          (b) any breach of any representation or warranty made by Purchaser in Article IV of this Agreement or any agreement attached hereto as an exhibit;

          (c) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing; or

          (d)  carrying  on  the  business of the Company from the  Closing
Date.

     SECTION 4.c CONDITIONS OF INDEMNIFICATION. The obligations and liabilities of the Company and Shareholder or Purchaser (for purposes of this Section 5.04, the "INDEMNIFYING PARTIES") to protect, indemnify and hold harmless any other party (the "INDEMNIFIED PARTY") under Sections 5.02 or 5.03 hereof with respect to claims asserted by third parties shall be subject to the following terms and conditions:

          (a) promptly after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, or the assertion in writing of any claim by a third party, the Indemnified Party shall give to the Indemnifying Party, written notice thereof together with a copy of such claim, process, or other legal pleading, and the Indemnifying Party shall have the right to undertake the defense thereof by representatives of its choosing (subject to the right of the Indemnified Party to consent reasonably thereto) and at its expense; provided, however, that the Indemnified Party may participate at its own expense in the defense with counsel of its own choice. The failure to give the preceding notice shall not operate as a waiver of any indemnification rights hereunder so long as the Indemnifying Party is not prejudiced as a result thereof, and the Indemnifying Party may undertake the defense in accordance with the foregoing as soon as it learns of the third party claim even though it may learn of such claims through some other means.

          (b) in the event that the Indemnifying Party, by the 30th day after receipt of notice (as set forth above) of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the Indemnified Party shall have the right, but not the obligation, to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnifying Party's expense, subject to the right of the Indemnifying Party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

          (c) anything in this Section 5.04 to the contrary notwithstanding, the Indemnifying Party shall not settle any claim without the consent of the Indemnified Party unless such settlement involves only the payment of money and does not involve any admission of liability or stipulation of fact which the Indemnified Party believes in its sole discretion may have an adverse effect on it and, if Purchaser is the Indemnified Party, on Company, and the claimant provides to the Indemnified Party a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money or involves an admission of liability or stipulation of fact, the Indemnifying Party shall not settle the claim without the prior written consent of the Indemnified Party.

          (d) the Indemnified Party and the Indemnifying Party will each cooperate with all reasonable requests of the other with respect to any indemnified claim.

     SECTION 5.d LIMITATIONS ON LIABILITY. After the Closing, except in the case of actual fraud or willful, wanton or malicious misrepresentation on the part of any party, the rights of the Shareholder and Purchaser under this Article V shall be their exclusive right and remedy and in lieu of any and all other rights or remedies that any such party may have under this Agreement or otherwise with respect to the transactions contemplated hereby. If any party hereto shall be obligated to indemnify another party hereunder, then the Indemnifying Party shall, upon payment of such indemnity, be subrogated to all rights of the Indemnified Party with respect to claims to which such indemnification relates.

                            ARTICLE VI
                           MISCELLANEOUS

     SECTION 1.d NOTICES. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, (b) expedited delivery service with proof of delivery, (c) registered or certified United States mail, postage prepaid or (d) telegram or telex, addressed to the appropriate party as follows:

TO THE SHAREHOLDER:      Bert Hamilton
                         4354 47th Avenue
                         Olds, Alberta
                         Canada  T4H1A2
               Fax:      (403) 556-7699

WITH A COPY TO:          Carscallen Lockwood Cormie
                         1500, 407-2nd Street S.W.
                         Calgary, Alberta, Canada
                         T2P 2Y3
               Attention: R. Gordon Cormie
               Fax:      (403) 262-2952


TO THE PURCHASER:        OMNI Energy Services Corp.
                         4500 North East Evangeline Thruway
                         Carencro, LA 70520
               Attention: Roger E. Thomas
               Fax:      (318) 896-6655

WITH A COPY TO:          Jones, Walker, Waechter,
                           Poitevent, Carr<e`>re & Den<e`>gre
                         201 St. Charles Avenue
                         51st Floor
                         New Orleans, Louisiana  70170
               Attention: W. Philip Clinton, Esq.
               Fax:      (504) 582-8012

or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram or telex, upon receipt.

     SECTION 2.d COST AND EXPENSES. Unless otherwise provided herein, each party shall pay its own respective costs and expenses (including without limitation, the fees, disbursements and expenses of its attorneys, accountants and advisors) in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby.

     SECTION 3.d FURTHER ASSURANCES. The parties hereto agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, (iii) to provide to each other or each other's officers, counsel, independent accountants or other representatives or agents reasonable access during normal business hours to the books, records and other information relating to the Company that is within their possession for the purpose of allowing the completion of tax returns, financial statements or other reasonable business or financial purposes and (iv) to do such other acts and things, all as the other party hereto may at any time reasonably request for the purpose of consummating the transactions contemplated by and carrying out the intent of this Agreement and any other documents referred to herein.

     SECTION 4.d RESIGNATION. Shareholder hereby resigns, effective as of the Closing Date, from all offices, directorships and other capacities held by Shareholder with respect to the Company.

     SECTION 5.d GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Louisiana.

     SECTION 6.d ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (whether written or oral) among the parties with respect to such subject matter.

     SECTION 7.d AMENDMENT. This Agreement may be amended or modified only by written agreement of all of the parties hereto.

     SECTION 8.d PARTIES IN INTEREST. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, executors, administrators, personal representatives, heirs and permitted assigns, and no party hereto may assign its rights or obligations hereunder without the prior written consent of the other parties hereto. Nothing in this Agreement is intended or shall be construed to confer upon or to give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

     SECTION 9.d COUNTERPARTS.   This  Agreement  may be executed in one or
more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                              PURCHASER:

                              OMNI ENERGY SERVICES CORP.


                              BY: /S/ Roger E. Thomas
                                  ROGER E. THOMAS
                                  RESIDENT



                              SHAREHOLDER:


                              /s/ Bert Hamilton
                              BERT HAMILTON



                              COMPANY:

                              HAMILTON DRILL TECH INC.



                              BY: /S/ Bert Hamilton
                                   BERT HAMILTON
                                   PRESIDENT

                          ACKNOWLEDGMENT



STATE OF LOUISIANA

PARISH OF ORLEANS



     BEFORE ME, the undersigned authority, on this day personally appeared ROGER E. THOMAS, known to me to be the person whose name is subscribed to the foregoing Stock Purchase Agreement and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as his personal act and deed.

     Given under my hand and seal of office this 7th day of May, 1998.



By: /S/ Roger E. Thomas
    ROGER E. THOMAS
    PRESIDENT



                     /s/ Mark Grafton Otts
                     N O T A R Y  P U B L I C

        My Commission Expires: At My Death

                          ACKNOWLEDGMENT



PROVINCE OF ALBERTA

JUDICIAL DISTRICT OF CALGORY


     BEFORE ME, the undersigned authority, on this day personally appeared BERT HAMILTON, known to me to be the person whose name is subscribed to the foregoing Stock Purchase Agreement and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as his personal act and deed.

     Given under my hand and seal of office this 13th day of May, 1998.



/S/ Bert Hamilton
BERT HAMILTON



                     /s/ R. Gordon Cormie
                     N O T A R Y  P U B L I C

        My Commission Expires: At The Pleasure of the Lieutenant Governor

                         LIST OF EXHIBITS


EXHIBIT A -    Description of Shares
EXHIBIT B -    Employment Agreement and Non-Competition between OMNI Energy
               Services Corp. and Bert Hamilton
EXHIBIT C -    Employment and Non-Competition Agreement between OMNI Energy
               Services Corp. and Leonard Lickfold
EXHIBIT D -    Employment and Non-Competition Agreement between OMNI Energy
               Services Corp. and Georgina Matheson





                         LIST OF SCHEDULES


SCHEDULE 3.09  -    Leases

SCHEDULE 3.10  -    Contracts

SCHEDULE 3.14  -    Proprietary Rights

                                 EXHIBIT A
                        to Stock Purchase Agreement

                           DESCRIPTION OF SHARES



1) TEN (10) CLASS "A" VOTING PARTICIPATING SHARES with an unspecified conversion rate attached.

                           SCHEDULE 3.09


                              LEASES

                           SCHEDULE 3.10


                       CONTRACT COMMITMENTS


1.   Veritas Geophysical
     Wasa Lake, British Columbia, Canada
     2-D Program
     Start-up date:  May 02, 1998
     400 shot holes
     3 drills


2.   Plains Resources Calumet Florida Inc.
     Raccoon Point, Florida, U.S.A.
     6.2 linear miles of 2-D Seismic Program
     16.2 sq. miles of 3-D Seismic Program



                    CONTRACTS UNDER NEGOTIATION

1.   Western Geophysical
     Caroline, Alberta
     3-D Speculative Program
     Approx.  3000 holes

2.   Western Geophysical
     Anchorage, Alaska, U.S.A.
     Kenai 2-D Program
     700 holes

                           SCHEDULE 3.14

                        PROPRIETARY RIGHTS



1.   HAMILTON DRILL TECH INC.